Exhibit 99

        Playboy Enrerprises, Inc. and Subsidiaries - Condensed Statements
         of Consolidated Operations (Unaudited) for the Quarters and the
                    Six Months Ended June 30, 2003 and 2002.

                   PLAYBOY ENTERPRISES, INC. AND SUBSIDIARIES
           CONDENSED STATEMENTS OF CONSOLIDATED OPERATIONS (UNAUDITED)

                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                            QUARTERS ENDED

                                                               JUNE 30,

                                                         ----------------------
                                                           2003          2002
                                                         --------      --------
Net Revenues

Entertainment:

   Domestic TV Networks                                  $ 23,835      $ 23,369
   International TV                                         8,484         3,652
   Worldwide DVD/Home Video                                 1,369         3,612
   Other                                                       70            94
                                                         --------      --------
Total Entertainment                                        33,758        30,727
Publishing:
   Playboy Magazine                                        24,784        23,555
   Other Domestic Publishing                                2,730         2,283
   International Publishing                                 1,290         1,150
                                                         --------      --------
Total Publishing                                           28,804        26,988
Online:
   Subscriptions                                            4,249         2,686
   E-Commerce                                               3,257         3,713
   Other                                                      805         1,325
                                                         --------      --------
Total Online                                                8,311         7,724
Licensing                                                   5,098         5,127
                                                         --------      --------

   Total Net Revenues                                    $ 75,971      $ 70,566
                                                         ========      ========

Net Loss
Entertainment                                            $  6,526      $  8,135
Publishing                                                  1,402          (973)
Online                                                        104        (2,858)
Licensing                                                   1,343         1,478
Corporate Administration & Promotion                       (3,857)       (3,614)
                                                         --------      --------

Operating Income                                            5,518         2,168

Investment income                                             113            22
Interest expense                                           (4,216)       (3,575)
Amortization of deferred financing fees                      (372)         (239)
Minority interest                                            (512)         (421)
Debt extinguishment expenses                                   (1)           --
Other, net                                                   (350)         (276)
                                                         --------      --------

Income (loss) before income taxes                             180        (2,321)

Income tax expense                                         (1,085)         (743)
                                                         --------      --------

Net Loss                                                 $   (905)     $ (3,064)
                                                         ========      ========

Basic and diluted weighted average number
 of common shares outstanding                              27,051        25,740
                                                         ========      ========

Basic and diluted earnings per common share              $  (0.04)     $  (0.12)
                                                         ========      ========

                   Playboy Enterprises, Inc. and Subsidiaries
           Condensed Statements of Consolidated Operations (Unaudited)
                    (In thousands, except per share amounts)

                                                           Six Months Ended
                                                               June 30,
                                                       ------------------------
                                                         2003           2002
                                                       ---------      ---------
Net Revenues
Entertainment:
   Domestic TV Networks                                $  47,276      $  48,172
   International TV                                       16,926          6,865
   Worldwide DVD/Home Video                                2,506          6,187
   Other                                                     253            154
                                                       ---------      ---------
Total Entertainment                                       66,961         61,378
Publishing:
   Playboy Magazine                                       47,161         46,252
   Other Domestic Publishing                               5,671          4,978
   International Publishing                                2,606          2,416
                                                       ---------      ---------
Total Publishing                                          55,438         53,646
Online:
   Subscriptions                                           8,306          4,707
   E-Commerce                                              7,169          6,661
   Other                                                   2,076          2,739
                                                       ---------      ---------
Total Online                                              17,551         14,107
Licensing                                                 10,302          7,582
                                                       ---------      ---------

   Total net revenues                                  $ 150,252      $ 136,713
                                                       =========      =========

Net Loss
Entertainment                                          $  14,478      $  17,096
Publishing                                                 1,909         (1,341)
Online                                                       424         (6,446)
Licensing                                                  4,914          2,305
Corporate Administration & Promotion                      (6,757)        (7,197)
                                                       ---------      ---------

   Operating income                                       14,968          4,417

Investment income                                            169             61
Interest expense                                          (7,778)        (8,047)
Amortization of deferred financing fees                     (647)          (479)
Minority interest                                           (964)          (842)
Debt extinguishment expenses                              (3,264)            --
Other, net                                                  (422)          (364)
                                                       ---------      ---------

Income (loss) before income taxes                          2,062         (5,254)

Income tax expense (1)                                    (2,335)        (7,197)
                                                       ---------      ---------

Net loss                                               $    (273)     $ (12,451)
                                                       =========      =========

Basic and diluted weighted average number
 of common shares outstanding                             26,605         25,144
                                                       =========      =========

Basic and diluted earnings per common share            $   (0.02)     $   (0.50)
                                                       =========      =========

(1) 2002 includes a $5,816 noncash income tax charge related to the adoption of Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets.


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